UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 1, 2022, SmartStop Self Storage REIT, Inc., a Maryland corporation (the “Company”) issued a press release announcing the closing of the merger with Strategic Storage Growth Trust II, Inc., a Maryland corporation (“SSGT II”), as described in Item 8.01 below. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Reference is made to the Agreement and Plan of Merger (the “Merger Agreement”), dated February 24, 2022, by and among the Company, SSGT II, and SSGT II Merger Sub, LLC, a Maryland limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”).

Pursuant to the terms and conditions set forth in the Merger Agreement, on June 1, 2022, the Company acquired SSGT II by way of a merger of SSGT II with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger”).

At the effective time of the Merger (the “Merger Effective Time”), each share of SSGT II common stock, par value $0.001 per share (the “SSGT II Common Stock”), outstanding immediately prior to the Merger Effective Time (other than shares owned by the Company, any subsidiary of the Company, or any subsidiary of SSGT II) was automatically converted into the right to receive 0.9118 shares of the Company’s Class A Common Stock, $0.001 par value per share (the “Merger Consideration”), which values SSGT II’s real estate assets at approximately $280 million (which includes outstanding debt of SSGT II assumed or repaid but excludes transaction costs).

As a result of the Merger, the Company acquired all of the real estate owned by SSGT II, consisting of 10 wholly-owned self storage facilities located across seven states and three self storage real estate joint ventures located in the Greater Toronto Area of Ontario, Canada. The real estate joint ventures consist of one operating self storage property and two parcels of land being developed into self storage facilities (the “JV Properties”), with subsidiaries of SmartCentres Real Estate Investment Trust, an unaffiliated third party (“SmartCentres”), owning the other 50% of such entities.

As of March 31, 2022, SSGT II’s wholly-owned self storage portfolio was comprised of the following:

Property	Approx. Units (1)	Approx. Sq. Ft. (net)2)	% of Total Rentable Sq. Ft.	Physical Occupancy %(3)
Sacramento – CA	1,080	108,000	12.7%	91.9%
Phoenix – AZ	590	64,100	7.5%	95.6%
Houston – TX	640	74,700	8.7%	97.3%
Milwaukee – WI	780	83,400	9.8%	93.7%
Mill Creek – WA(4)	660	65,400	7.7%	97.5%
Homestead – FL	800	96,200	11.3%	96.4%
Lutz – FL	790	87,300	10.2%	95.5%
St. Petersburg – FL	790	74,400	8.7%	94.9%
Las Vegas – NV	950	107,900	12.6%	93.2%
Olympia – WA	660	92,500	10.8%	92.1%
Total	7,740	853,900	100%	94.6%

(1)	Includes all rentable units, consisting of storage units and parking units (approximately 160 units).
(2)	Includes all rentable square feet consisting of storage units and parking units (approximately 49,000 square feet).
(3)	Represents the occupied square feet divided by total rentable square feet as of March 31, 2022.
(4)	Subsequent to March 31, 2022 the Mill Creek property opened an expansion which added an additional approximately 420 units and 35,000 net rentable square feet.

As of March 31, 2022, the JV Properties consisted of the following:

Property	Units	Rentable Sq. Ft. (net)	Physical Occupancy %(1)
Toronto – ONT	720	46,800	93.6%
Aurora – ONT(2)	890	94,400	N/A
Markham – ONT(3)	830	91,100	N/A
Total	2,440	232,300	93.6%

(1)	Represents the occupied square feet divided by total rentable square feet as of March 31, 2022.
(2)	The Aurora JV property is under development and estimated to be completed in the first half of 2023. Figures shown are estimates upon completion.
(3)	The Markham JV property is under development and estimated to be completed in the second half of 2023. Figures shown are estimates upon completion.

Additionally, the Company obtained the rights to acquire (a) one parcel of land being developed into a self storage facility in an unconsolidated joint venture with an unaffiliated third party, and (b) a property located in Southern California.

The Company also indirectly assumed an outstanding loan in connection with the Merger. SSGT II previously entered into an arrangement on April 30, 2021, which was subsequently modified on October 22, 2021, with SmartCentres Storage Finance LP, as lender, in the amount of up to approximately $34.3 million CAD (the “SmartCentres Loan”). The borrowers under the SmartCentres Loan are the joint venture entities in which SSGT II and SmartCentres each hold a 50% limited partnership interest with respect to the Toronto, Ontario and Aurora, Ontario joint venture properties. In connection with the foregoing assumption, the Company became a recourse guarantor for 50% of the SmartCentres Loan.

The description of the Merger and the Merger Agreement contained in this Item 8.01 is a summary and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 24, 2022, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release for Closing of Merger, dated June 1, 2022

104 Cover Page Interactive Data File

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: June 1, 2022	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer